Exhibit 99.1

STERIS CORPORATION

NEWS ANNOUNCEMENT

FOR IMMEDIATE RELEASE

STERIS CORPORATION ANNOUNCES QUARTERLY DIVIDEND INCREASE

Company also announces date of second quarter earnings release and conference call

Mentor, Ohio (October 25, 2006) - STERIS Corporation (NYSE: STE) today announced that its Board of Directors has authorized a quarterly cash dividend of $0.05 per common share, an increase of 25 percent over the previous $0.04 per common share. The dividend is payable December 13, 2006 to shareholders of record at the close of business on November 15, 2006.

“While we continue to focus on making investments that strengthen our business, this quarterly dividend increase, in combination with our existing share repurchase authorization, reflects our confidence in the Company’s ability to generate solid cash flow,” said Les C. Vinney, STERIS’s president and chief executive officer. “Our strong financial position allows us the flexibility to pursue multiple ways to deliver long-term returns to shareholders.”

The Company also announced that it will issue its fiscal 2007 second quarter earnings release before the market opens on November 7, 2006, followed by a conference call at 10:00 a.m. Eastern time. The conference call can be heard live over the Internet at www.steris-ir.com or via phone by dialing 1-888-392-9976 in the United States and Canada, and 1-517-645-6486 internationally, then referencing the password “STERIS” and the conference leader’s name, “Aidan Gormley.”

For those unable to listen to the conference call live, a replay will be available from 12:00 p.m. Eastern time on November 7, 2006 until 5:00 p.m. Eastern time on November 21, 2006, either over the Internet at www.steris-ir.com or via phone by calling 1-800-756-3940 in the United States and Canada, and 1-402-998-0796 internationally.

STERIS Corporation

News Announcement

About STERIS

The mission of STERIS Corporation is to provide a healthier today and safer tomorrow through knowledgeable people and innovative infection prevention, decontamination and health science technologies, products and services. The Company’s more than 5,000 dedicated employees around the world work together to supply a broad array of solutions by offering a combination of equipment, consumables and services to healthcare, pharmaceutical, industrial and government customers. The Company is listed on the New York Stock Exchange under the symbol STE. For more information, visit www.steris.com.

Contact: Julie Winter, Manager, Investor Relations at 440-392-7245.

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This news release and the conference call referenced herein may contain statements concerning certain trends, expectations, forecasts, estimates, or other forward-looking information affecting or relating to the Company or its industry that are intended to qualify for the protections afforded “forward- looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations. Forward-looking statements speak only as to the date of this report, and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. Many important factors could cause actual results to differ materially from those in the forward-looking statements including, without limitation, disruption of production or supplies, changes in market conditions, political events, pending or future claims or litigation, competitive factors, technology advances, and changes in government regulations or the application or interpretation thereof. Other risk factors are described in the Company’s Form 10-K and other securities filings. Many of these important factors are outside STERIS’s control. No assurances can be provided as to any future financial results. Unless legally required, the Company does not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized. Other potential risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, (a) the potential for increased pressure on pricing that leads to erosion of profit margins, (b) the possibility that market demand will not develop for new technologies, products or applications, or the Company’s business initiatives will take longer, cost more or produce lower benefits than anticipated, (c) the possibility that application of or compliance with laws, court rulings, regulations, certifications or other requirements or standards may delay or prevent new product introductions, affect the production and marketing of existing products, or otherwise affect Company performance, results, or value, (d) the potential of international unrest or effects of fluctuations in currencies, tax assessments or rates, raw material costs, benefit or retirement plan costs, or other regulatory compliance costs, (e) the possibility of reduced demand, or reductions in the rate of growth in demand, for the Company’s products and services, and (f) the possibility that product launch and other expenses may be greater or customer acceptance of the product may not be achieved, or that, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with the matters described in this release may adversely affect the product or impact Company performance, results, or value.